UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Municipal Income, Inc.

ANNUAL REPORT September 30, 2016

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Income, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 17, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Daniel A. Rabasco and Jeffrey B. Burger, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus Municipal Income, Inc. achieved a total return of 9.04% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.539 per share, which reflects a distribution rate of 5.61%.2

Municipal bonds produced solidly positive returns over the reporting period amid falling long-term interest rates and robust investor demand. The fund benefited in this environment from its interest rate and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations and invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by various economic developments. Most notably, sluggish international growth and declining commodity prices over the reporting period’s first half that put downward pressure on longer term interest rates. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum to leave the European Union kept many investors cautious and long-term rates low.

Supply-and-demand dynamics also generally proved favorable. In the low interest rate environment, income-oriented investors reached for the competitive after-tax yields provided by municipal bonds, particularly those with lower credit ratings. Although a moderating supply of newly issued securities over the first half of 2016 also supported bond prices, a surge in new issuance volumes during August and September produced heightened market volatility toward the end of the reporting period.

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers. A number of states and municipalities continue to face pressure from underfunded pension systems, but most have benefited from rising tax revenues and balanced operating budgets.

DISCUSSION OF FUND PERFORMANCE (continued)

Constructive Investment Posture Bolstered Fund Results

The fund’s performance was enhanced by its relatively long average duration, which enabled greater participation in the benefits of falling long-term interest rates. The fund achieved especially favorable results from an emphasis on municipal bonds with maturities of 15 years and more, as well as from generally light exposure to shorter term securities.

Our security selection strategy also proved effective over the reporting period. We continued to favor revenue-backed municipal bonds over their lower yielding general obligation counterparts, and the fund achieved especially strong results among securities backed by special tax districts, transportation facilities, and education institutions. The fund further benefited from its sale during the reporting period of bonds from Illinois and Chicago, where credit fundamentals have deteriorated.

Laggards during the reporting period included high-quality revenue bonds, including those backed by essential municipal services. Lower yielding escrowed bonds also lagged market averages.

A More Cautious Investment Posture

As of the reporting period’s end, we remain optimistic about the long-term prospects of the municipal bond market as the U.S. economy has continued to grow and municipal credit quality generally has remained strong. We continue to maintain the fund’s generally constructive investment posture in the face of recently higher levels of market volatility stemming from near-term concerns, including uncertainty surrounding the U.S. election, expectations of higher short-term interest rates, and the recent increase in municipal bond issuance volumes. We have retained the fund’s relatively long average duration and a bias toward longer-term revenue bonds in an effort to capture more competitive yields.

October 17, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period (12-Month period), divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

SELECTED INFORMATION

September 30, 2016 (Unaudited)

Market Price per share September 30, 2016		$9.60
Shares Outstanding September 30, 2016		20,746,281
NYSE MKT Ticker Symbol		DMF
MARKET PRICE (NYSE MKT)
		Fiscal Year Ended September 30, 2016
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
High	$9.72	$9.70	$10.07	$10.14
Low	9.05	9.30	9.58	9.54
Close	9.44	9.69	10.01	9.60
PERCENTAGE GAIN (LOSS) based on change in Market Price†
October 24, 1988 (commencement of operations) through September 30, 2016				511.21%
October 1, 2006 through September 30, 2016				95.89
October 1, 2011 through September 30, 2016				38.44
October 1, 2015 through September 30, 2016				7.39
January 1, 2016 through September 30, 2016				5.82
April 1, 2016 through September 30, 2016				1.65
July 1, 2016 through September 30, 2016				(2.89)

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)				$9.26
September 30, 2015				9.54
December 31, 2015				9.64
March 31, 2016				9.74
June 30, 2016				10.02
September 30, 2016				9.84
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
October 24, 1988 (commencement of operations) through September 30, 2016				576.58%
October 1, 2006 through September 30, 2016				90.61
October 1, 2011 through September 30, 2016				43.55
October 1, 2015 through September 30, 2016				9.04
January 1, 2016 through September 30, 2016				6.21
April 1, 2016 through September 30, 2016				3.65
July 1, 2016 through September 30, 2016				(0.57)
† With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2016

Long-Term Municipal Investments - 145.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 3.2%
Jefferson County, Sewer Revenue Warrants	0/7.75	10/1/46	4,000,000	[a]	3,117,480
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	2,500,000		3,309,850
				6,427,330
Arizona - 8.1%
Barclays Capital Municipal Trust Receipts (Series 21 W), (Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue) Recourse	5.00	1/1/38	9,998,763	[b,c]	10,500,363
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/46	1,500,000	[c]	1,664,760
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	200,000		196,656
Pinal County Electrical District Number 4, Electric System Revenue (Prerefunded)	6.00	12/1/18	1,300,000	[d]	1,442,298
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	2,190,000		2,780,972
				16,585,049
California - 21.6%
California, GO (Various Purpose)	5.75	4/1/31	3,950,000		4,410,294
California, GO (Various Purpose)	6.00	3/1/33	1,250,000		1,459,200
California, GO (Various Purpose)	6.50	4/1/33	3,000,000		3,415,050
California, GO (Various Purpose)	6.00	11/1/35	2,500,000		2,884,825
Sacramento County, Airport System Subordinate and Passenger Facility Charges Grant Revenue	6.00	7/1/35	2,250,000		2,442,690
Santa Ana Community Redevelopment Agency, Tax Allocation Revenue (Merged Project Area)	6.75	9/1/28	3,000,000		3,617,040
Tender Option Bond Trust Receipts (Series 2016-XM0371), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.25	5/15/18	10,000,000	[b,c]	11,479,000

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 21.6% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.00	5/15/21	4,000,000	[b,c]	4,654,680
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, General Revenue) Non-recourse	5.00	5/15/21	3,750,000	[b,c]	4,506,562
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.00	6/1/37	3,500,000		3,500,175
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project) (Prerefunded)	5.88	1/1/19	1,500,000	[d]	1,667,640
				44,037,156
Colorado - 6.6%
Colorado Educational and Cultural Facilities Authority, Charter School Revenue (American Academy Project) (Prerefunded)	8.00	12/1/18	1,500,000	[d]	1,752,915
E-470 Public Highway Authority, Senior Revenue	5.25	9/1/25	1,000,000		1,126,210
E-470 Public Highway Authority, Senior Revenue	5.38	9/1/26	1,000,000		1,126,940
RIB Floater Trust (Barclays Bank PLC) (Series 25 U-1), (Colorado Springs, Utilities System Improvement Revenue) Recourse	5.00	11/15/43	4,000,000	[b,c]	4,813,720
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, System Enterprise Revenue) Non-recourse	5.00	3/1/20	2,550,000	[b,c]	2,966,644
University of Colorado Regents, University Enterprise Revenue (Prerefunded)	5.38	6/1/19	1,500,000	[d]	1,675,785
				13,462,214
District of Columbia - 4.1%
RIB Floater Trust (Barclays Bank PLC) (Series 15 U), (District of Columbia, Income Tax Secured Revenue) Recourse	5.00	12/1/35	6,999,163	[b,c]	8,458,768
Florida - 7.9%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	1,700,000		2,111,910
Davie, Educational Facilities Revenue (Nova Southeastern University Project)	5.63	4/1/43	1,000,000		1,176,640
Greater Orlando Aviation Authority, Airport Facilities Revenue	6.25	10/1/20	3,980,000		4,561,518

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 7.9% (continued)
Halifax Hospital Medical Center, HR	4.00	6/1/41	1,000,000		1,063,620
Mid-Bay Bridge Authority, Springing Lien Revenue (Prerefunded)	7.25	10/1/21	2,500,000	[d]	3,230,850
Saint Johns County Industrial Development Authority, Revenue (Presbyterian Retirement Communities Project)	5.88	8/1/40	2,500,000		2,836,625
South Lake County Hospital District, Revenue (South Lake Hospital, Inc.)	6.25	4/1/39	1,000,000		1,116,910
				16,098,073
Georgia - 2.6%
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	3,000,000	[d]	3,460,800
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/40	1,500,000		1,825,050
				5,285,850
Hawaii - 1.3%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	2,400,000		2,704,920
Illinois - 9.2%
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.63	1/1/35	1,000,000		1,158,560
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/39	1,100,000		1,250,249
Chicago, Second Lien Water Revenue	5.00	11/1/28	1,000,000		1,178,360
Chicago, Second Lien Water Revenue	5.00	11/1/29	1,500,000		1,760,775
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000		2,006,880
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	1,500,000		1,665,690
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/52	500,000		556,470
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000		2,782,250
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,000,000		2,378,160

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 9.2% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	12/1/19	2,500,000	[b,c] 2,882,900
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue	5.13	4/1/36	1,000,000	1,122,460
				18,742,754
Iowa - 1.0%
Iowa Student Loan Liquidity Corporation, Student Loan Revenue	5.75	12/1/28	1,860,000	1,992,916
Louisiana - 1.0%
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.13	7/1/29	1,000,000	1,130,180
Louisiana Public Facilities Authority, Revenue (Entergy Louisiana, LLC Project)	3.50	6/1/30	800,000	834,808
				1,964,988
Maine - .7%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	1,250,000	1,491,238
Maryland - 3.8%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.75	6/1/35	1,000,000	1,114,350
Maryland Economic Development Corporation, PCR (Potomac Electric Project)	6.20	9/1/22	2,500,000	2,803,350
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/51	1,200,000	1,406,004
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor and City Council of Baltimore, Project Revenue (Water Projects)) Non-recourse	5.00	7/1/21	2,000,000	[b,c] 2,346,370
				7,670,074
Massachusetts - 5.2%
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	1,500,000	1,817,760
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	1,875,000	2,069,532
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,000,000	2,255,500

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 5.2% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Project and Refunding Revenue) Non-recourse	5.00	5/1/21	3,698,335	[b,c] 4,372,197
				10,514,989
Michigan - 6.5%
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/31	1,500,000	1,667,715
Detroit, Water Supply System Senior Lien Revenue	5.00	7/1/36	3,000,000	3,298,680
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/45	2,500,000	2,984,025
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	500,000	575,410
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	1,800,000	1,799,892
Royal Oak Hospital Finance Authority, HR (William Beaumont Hospital Obligated Group) (Prerefunded)	8.00	9/1/18	2,500,000	[d] 2,839,650
				13,165,372
Minnesota - 2.3%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.75	11/15/18	3,000,000	[d] 3,367,680
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/44	1,200,000	1,404,408
				4,772,088
Mississippi - 2.2%
Mississippi Business Finance Corporation, PCR (System Energy Resources, Inc. Project)	5.88	4/1/22	2,200,000	2,279,178
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Project)	5.38	12/1/35	2,000,000	2,303,660
				4,582,838
Missouri - 1.1%
Missouri Health and Educational Facilities Authority, Senior Living Facilities Revenue (Lutheran Senior Services Projects)	5.00	2/1/46	2,000,000	2,298,060
New Jersey - 4.5%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	1,250,000	1,413,913

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 4.5% (continued)
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,241,920
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/30	1,795,000		1,911,190
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue	5.25	6/15/33	1,000,000		1,140,000
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,500,000		2,521,125
				9,228,148
New Mexico - 1.7%
Farmington, PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	3,000,000		3,423,870
New York - 11.1%
Barclays Capital Municipal Trust Receipts (Series 11 B), (New York City Transitional Finance Authority, Future Tax Secured Revenue) Recourse	5.00	5/1/30	7,996,797	[b,c]	8,812,037
New York City Educational Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,837,320
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,435,000		1,638,756
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	1,500,000		1,758,720
RIB Floater Trust (Barclays Bank PLC) (Series 16 U), (New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue) Recourse	5.00	6/15/44	7,400,000	[b,c]	8,685,380
				22,732,213
North Carolina - 2.8%
Barclays Capital Municipal Trust Receipts (Series 31 W), (North Carolina Medical Care Commission, Health Care Facilities Revenue (Duke University Health System)) Recourse	5.00	6/1/42	5,000,000	[b,c]	5,724,250

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Ohio - 1.2%
Butler County, Hospital Facilities Revenue (UC Health)	5.50	11/1/40	1,500,000		1,745,670
Ohio Air Quality Development Authority, Air Quality Revenue (Ohio Valley Electric Corporation Project)	5.63	10/1/19	600,000		660,408
				2,406,078
Pennsylvania - 3.8%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,000,000		1,129,870
Montgomery County Industrial Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	1,000,000		1,178,750
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/36	1,000,000		1,189,260
Philadelphia, GO	6.50	8/1/41	1,750,000		2,076,813
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Health System Revenue (Geisinger Health System)) Non-recourse	5.13	6/1/35	2,000,000	[b,c]	2,241,200
				7,815,893
South Carolina - 6.9%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper) (Prerefunded)	5.50	1/1/19	2,760,000	[d]	3,041,492
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	4,800,000	[b,c]	5,643,648
Tobacco Settlement Revenue Management Authority of South Carolina, Tobacco Settlement Asset-Backed Bonds (Escrowed to Maturity)	6.38	5/15/30	3,750,000		5,376,187
				14,061,327
Tennessee - 1.2%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue) Non-recourse	5.00	7/1/21	2,000,000	[b,c]	2,378,560
Texas - 13.8%
Barclays Capital Municipal Trust Receipts (Series 39 W), (Texas A&M University System Board of Regents, Financing System Revenue) Recourse	5.00	5/15/39	5,000,000	[b,c]	5,656,600
Clifton Higher Education Finance Corporation, Revenue (Uplift Education)	4.25	12/1/34	1,000,000		1,034,540

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 13.8% (continued)
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/52	4,000,000	[e]	825,160
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/25	1,300,000		1,480,713
La Vernia Higher Education Finance Corporation, Education Revenue (Knowledge is Power Program, Inc.) (Prerefunded)	6.25	8/15/19	2,250,000	[d]	2,583,923
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/45	2,500,000		2,946,025
Lubbock Educational Facilities Authority, Improvement Revenue (Lubbock Christian University) (Prerefunded)	5.25	11/1/17	1,500,000	[d]	1,572,225
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	5.13	12/1/42	2,000,000		2,208,240
North Texas Tollway Authority, First Tier System Revenue (Insured; Assured Guaranty Corp.)	5.75	1/1/40	235,000		248,038
North Texas Tollway Authority, Second Tier System Revenue (Prerefunded)	5.75	1/1/18	1,000,000	[d]	1,060,330
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Electric and Gas Systems Junior Lien Revenue) Non-recourse	5.00	2/1/21	6,300,000	[b,c]	7,448,112
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/50	1,000,000		1,152,170
				28,216,076
Washington - 4.1%
Barclays Capital Municipal Trust Receipts (Series 27 B), (King County, Sewer Revenue) Recourse	5.00	1/1/29	2,999,037	[b,c]	3,463,347
Washington Health Care Facilities Authority, Mortgage Revenue (Highline Medical Center) (Collateralized; FHA) (Prerefunded)	6.25	8/1/18	2,890,000	[d]	3,171,630
Washington Health Care Facilities Authority, Revenue (Catholic Health Initiatives)	6.38	10/1/36	1,500,000		1,649,535
				8,284,512
West Virginia - .5%
The County Commission of Harrison County, SWDR (Allegheny Energy Supply Company, LLC Harrison Station Project)	5.50	10/15/37	1,000,000		1,032,530

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 145.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 2.9%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/46	5,000,000	5,896,050
Wyoming - 1.0%
Wyoming Municipal Power Agency, Power Supply System Revenue	5.50	1/1/38	2,000,000	2,107,100
U.S. Related - 1.5%
Guam, LOR (Section 30) (Prerefunded)	5.75	12/1/19	1,500,000	[d] 1,724,160
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,250,000	1,346,125
				3,070,285
Total Investments (cost $262,978,502)			145.4%	296,631,569
Liabilities, Less Cash and Receivables			(20.9%)	(42,562,823)
Preferred Stock, at redemption value			(24.5%)	(50,000,000)
Net Assets Applicable to Common Shareholders			100.0%	204,068,746

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Collateral for floating rate borrowings.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to $108,699,098, or 53.27% of net assets applicable to Common Shareholders.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Utility-Electric	22.3
Education	20.7
Transportation Services	19.3
Utility-Water and Sewer	18.8
Prerefunded	18.7
Health Care	13.5
Special Tax	13.0
State/Territory	6.0
Industrial	3.1
Pollution Control	2.0
Resource Recovery	1.4
Asset Backed	1.2
Housing	.9
Other	4.5
145.4

† Based on net assets applicable to Common Shareholders.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	262,978,502	296,631,569
	Cash	101,842
	Interest receivable	4,314,685
	Prepaid expenses	8,926
		301,057,022
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	162,611
	Payable for floating rate notes issued—Note 3	46,492,096
	Interest and expense payable related to floating rate notes issued—Note 3	171,980
	Commissions payable—Note 1	20,134
	Dividends payable to Preferred Shareholders	3,731
	Accrued expenses	137,724
		46,988,276
	Auction Preferred Stock, Series A and B, par value $.001 per share (2,000 shares issued and outstanding at $25,000 per share liquidation preference)—Note 1	50,000,000
	Net Assets Applicable to Common Shareholders ($)	204,068,746
	Composition of Net Assets ($):
	Common Stock, par value, $.001 per share (20,746,281 shares issued and outstanding)	20,746
	Paid-in capital	181,714,190
	Accumulated undistributed investment income—net	174,507
	Accumulated net realized gain (loss) on investments	(11,493,764)
	Accumulated net unrealized appreciation (depreciation) on investments	33,653,067
	Net Assets Applicable to Common Shareholders ($)	204,068,746
	Shares Outstanding
	(110 million shares authorized)	20,746,281
	Net Asset Value Per Share of Common Stock ($)	9.84

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Interest Income	13,520,210
Expenses:
Management fee—Note 2(a)	1,766,974
Interest and expense related to floating rate notes issued—Note 3	400,856
Directors’ fees and expenses—Note 2(c)	139,146
Professional fees	128,900
Commission fees—Note 1	105,054
Shareholders’ reports	43,782
Shareholder servicing costs	23,671
Custodian fees—Note 2(b)	20,107
Registration fees	18,333
Miscellaneous	50,839
Total Expenses	2,697,662
Investment Income—Net	10,822,548
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,364,121
Net unrealized appreciation (depreciation) on investments	4,355,270
Net Realized and Unrealized Gain (Loss) on Investments	6,719,391
Dividends to Preferred Shareholders	(250,167)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	17,291,772

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2016

Cash Flows from Operating Activities ($):
Interest received	14,243,358
Operating expenses paid	(2,278,520)
Dividends paid to Preferred Shareholders	(247,270)
Purchases of portfolio securities	(29,527,396)
Proceeds from sales of portfolio securities	28,972,173
Net Cash Provided by Operating Activities		11,162,345
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(10,949,726)
Interest and expense related to floating rate notes issued paid	(343,228)
Net Cash Used in Financing Activities		(11,292,954)
Decrease in cash		(130,609)
Cash at beginning of period		232,451
Cash at end of period		101,842
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		17,291,772
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Decrease in investments in securities, at cost		2,080,656
Decrease in interest receivable		128,684
Increase in prepaid expenses		(1,607)
Increase in commissions payable and accrued expenses		9,615
Increase in Due to The Dreyfus Corporation and affiliates		10,278
Increase in dividends payable to Preferred Shareholders		2,897
Decrease in payable for floating rate notes issued		(5,000,000)
Interest and expense related to floating rate notes issued		400,856
Net unrealized appreciation on investments		(4,355,270)
Net amortization of premiums on investments		594,464
Net Cash Provided by Operating Activities		11,162,345
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		225,102

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment income—net	10,822,548	11,378,156
Net realized gain (loss) on investments	2,364,121	708,320
Net unrealized appreciation (depreciation) on investments	4,355,270	(1,924,618)
Dividends to Preferred Shareholders	(250,167)	(63,684)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	17,291,772	10,098,174
Dividends to Common Shareholders from ($):
Investment income—net	(11,174,828)	(13,052,793)
Capital Stock Transactions ($):
Dividends reinvested	225,102	83,715
Increase (Decrease) in Net Assets from Capital Stock Transactions	225,102	83,715
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	6,342,046	(2,870,904)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	197,726,700	200,597,604
End of Period	204,068,746	197,726,700
Undistributed investment income—net	174,507	816,048
Capital Share Transactions (Common Shares):
Shares issued for dividends reinvested	22,882	8,649

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.54	9.68	9.00	10.43	9.44
Investment Operations:
Investment income—net[a]	.52	.55	.59	.58	.62
Net realized and unrealized gain (loss) on investments	.33	(.06)	.72	(1.37)	1.01
Dividends to Preferred Shareholders from investment income—net	(.01)	(.00)[b]	(.00)[b]	(.01)	(.01)
Total from Investment Operations	.84	.49	1.31	(.80)	1.62
Distributions to Common Shareholders:
Dividends from investment income—net	(.54)	(.63)	(.63)	(.63)	(.63)
Net asset value, end of period	9.84	9.54	9.68	9.00	10.43
Market value, end of period	9.60	9.45	9.09	8.67	11.14
Total Return (%)[c]	7.39	11.15	12.46	(17.00)	24.26

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
	2016	2015	2014	2013	2012
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets applicable to Common Stock[d]	1.33	1.25	1.28	1.27	1.26
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.20	.16	.16	.10	.09
Ratio of net investment income to average net assets applicable to Common Stock[d]	5.35	5.70	6.33	5.83	6.27
Ratio of expenses to total average net assets	1.07	1.00	1.00	.93	.93
Ratio of interest and expense related to floating rate notes issued to total average net assets	.16	.13	.13	.07	.07
Ratio of net investment income to total average net assets	4.29	4.56	4.95	4.30	4.59
Portfolio Turnover Rate	11.66	11.17	10.97	18.89	18.69
Asset Coverage of Preferred Stock, end of period	508	495	501	390	388
Net Assets applicable to Common Shareholders, end of period ($ x 1,000)	204,069	197,727	200,598	186,506	215,760
Preferred Stock Outstanding, end of period ($ x 1,000)	50,000	50,000	50,000	64,300	75,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	46,492	51,492	51,492	43,617	26,495

a Based on average common shares outstanding.
b Amount represents less than $.01 per share.
c  Calculated based on market value.
d Does not reflect the effect of dividends to Preferred Shareholders.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE MKT”) under the ticker symbol DMF.

The fund has outstanding 1,000 shares each of Series A and Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	296,631,569	-	296,631,569
Liabilities ($)
Floating Rate Notes††	-	(46,492,096)	-	(46,492,096)

† See Statement of Investments for additional detailed categorizations.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2016, the Board declared a cash dividend of $.041 per share from investment income-net, payable on October 31, 2016 to Common Shareholders of record as of the close of business on October 14, 2016.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2016, for each Series of APS were as follows: Series A–1.361% and Series B–1.361%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2016 for each Series of APS were as follows: Series A–0.50% and Series B–0.50%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $367,382, accumulated capital losses $11,682,835 and unrealized appreciation $33,842,138.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. If not applied, $1,246,519 of the carryover expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $2,455,218 of post-enactment short-term capital losses and $5,626,847 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: tax-exempt income $11,410,976 and $13,116,477, and ordinary income $14,019 and $0, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, capital loss carryover expiration and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $39,094, increased accumulated net realized gain (loss) on investments by $321,248 and decreased paid-in capital by $282,154. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2016, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates The Bank of New York Mellon , a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2016, the fund was charged $20,107 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2016, the fund was charged $5,951 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $146,199, custodian fees $12,082 and Chief Compliance Officer fees $4,330.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2016, amounted to $29,527,396 and $28,972,173, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity

NOTES TO FINANCIAL STATEMENTS (continued)

Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2016 was approximately $47,742,100, with a related weighted average annualized interest rate of .84%.

At September 30, 2016, the cost of investments for federal income tax purposes was $216,297,335; accordingly, accumulated net unrealized appreciation on investments was $33,842,138, consisting of $33,925,968 gross unrealized appreciation and $83,830 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 29, 2016

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $14,019 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 14, 2016.

	Shares
	For	Authority Withheld
To elect three Class II Directors:†
J. Charles Cardona	15,642,674	392,918
Nathan Leventhal††	1,087	19
Robin A. Melvin	15,643,628	391,964

†  The terms of these Class II Directors expire in 2019.
††  Elected solely by APS holders; Common Shareholders not entitled to vote.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund is a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance on a net asset value basis was below the Performance Group and Performance Universe medians for all periods except the ten-year period when the fund’s performance was above the Performance Group and Performance Universe medians, and that the fund’s total return performance on a market price basis was below the Performance Group median for all periods except the five- and ten-year periods and below the Performance Universe median for all periods except the ten-year period. The Board also noted that the fund’s yield performance on a net asset value basis was above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended May 31st, and on a market price basis was above the Performance Group medians for six of the ten one-year periods ended May 31st and above the Performance Universe medians for five of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Broadridge category average, and it was noted that the fund’s total return, on a net asset value basis, was above the return of the average in four of the ten years, including 2015.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was slightly below the Expense Group median and slightly above Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board noted that, based on common and leveraged assets together, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2015)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Nathan Leventhal (73)

Board Member (2009)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (53)

Board Member (2014)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Roslyn M. Watson (66)

Board Member (2014)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (75)

Board Member (2012)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Isabel P. Dunst (69)

Board Member (2014)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

Clifford L. Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

J. CHARLES CARDONA, Executive Vice President since November 2001

President and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 other investment companies (comprised of 18 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1981.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Directors	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
J. Charles Cardona†	Officers (continued)
Gordon J. Davis†	Chief Compliance Officer
Isabel P. Dunst†	Joseph W. Connolly
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Auction Preferred Stock Directors	Manager
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Stroock & Stroock & Lavan LLP
Vice President and Secretary	Transfer Agent,
Janette E. Farragher	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
James Bitetto	Computershare Inc.
Joni Lacks Charatan	(Common Stock)
Joseph M. Chioffi	Deutsche Bank Trust Company America
Maureen E. Kane	(Auction Preferred Stock)
Sarah S. Kelleher	Stock Exchange Listing
Jeff Prusnofsky	NYSE MKT Symbol: DMF
Treasurer	Initial SEC Effective Date
James Windels	10/21/88
Assistant Treasurers	Auction Agent
Richard Cassaro	Deutsche Bank Trust Company America
Gavin C. Reilly	(Auction Preferred Stock)
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0424AR0916

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,694 in 2015 and $35,561 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $27,645       in 2015 and $28,336 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund's articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,099 in 2015 and $3,812 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,300 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,448,650 in 2015 and $19,905,746 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee:

Joseph S. DiMartino
Francine Bovich

Nathan Leventhal

Robin A. Melvin

Roslyn L. Watson

Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of September 30, 2016:

Jeffrey Burger and Daniel Rabasco of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger, a Portfolio Manager for Tax Sensitive Strategies at Standish, has served as a primary portfolio manager of the fund since 2014.  He has been employed as a portfolio manager and analyst at Standish since 2009.

Mr. Rabasco, a Chief Investment Officer for Tax Sensitive Fixed Income at Standish, has served as a primary portfolio manager of the fund since 2016.  He has been employed as an analyst at Standish since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Jeffrey Burger	11	$4.8B	1	$305M	407	$1.1B
Daniel Rabasco	11	$5.6B	4	$1.4B	12	$1.7B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a) (4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	Dreyfus Municipal Income, Inc.	None
Daniel Rabasco	Dreyfus Municipal Income, Inc.	None

(b)            Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  November 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  November 29, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)